Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is entered into effective as of February 7, 2003 by and among Syntroleum Corporation, a Delaware corporation (the “Company”), and the individuals listed as “Investors” on the signature pages hereto (each an “Investor” and, collectively, the “Investors”).

RECITALS

WHEREAS, the Company and the Investors are parties to that certain Securities Purchase Agreement, dated as of February 7, 2003 (the “Purchase Agreement”), providing for the sales by the Company and the purchases by the Investors of shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase shares of Common Stock (the “Warrant Shares”); and

WHEREAS, the sales of the Common Stock and the Warrants to the Investors are conditioned upon granting the rights set forth herein to the respective Investors;

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

SECTION 1

DEFINITIONS

1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” shall mean, with respect to any Person, any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

“Closing Date” means February 7, 2003.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means each of the Investors, and any Person holding Registrable Securities to whom the rights under Section 2.1 have been transferred in accordance with Section 2.1(i) hereof.

“Indemnitee” shall have the meaning ascribed to such term in Section 2.1(f).

“Indemnified Party” shall have the meaning ascribed to such term in Section 2.1(f).

“Indemnifying Party” shall have the meaning ascribed to such term in Section 2.1(f).

“Person” shall mean any person, individual, corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” shall mean (A) the Shares, (B) the Warrant Shares, and (C) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Shares or the Warrant Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they are held by a Holder or a permitted transferee pursuant to subsection 2.1(i) and (1) have not been disposed of pursuant to a registration statement declared effective by the SEC, (2) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (3) such Holder may sell under Rule 144 under the Securities Act in a three-month period all Registrable Securities then held by such Holder.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 2.1(a) or (b) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses (for a reasonable number of states) and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

“Registration Statement” shall mean a registration statement under the Securities Act filed by the Company with the SEC.

“Registration Period” shall have the meaning ascribed to such term in Section 2.1(d).

“SEC” means the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts and selling commissions and similar fees applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder and all transfer taxes.

“Shares” means the shares of Common Stock purchased by the Investors pursuant to the Purchase Agreement.

SECTION 2

REGISTRATION RIGHTS

1 Registration Rights.

(a) Piggyback Registration. (i) If the Company at any time proposes to register any of its Common Stock or any other of its securities (collectively with the Common Stock, “Other Securities”) under the Securities Act, whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, it will at such time give prompt written notice to each Holder of its intention to do so at least 10 business days prior to the anticipated filing date of the Registration Statement relating to such registration. Such notice shall offer each such Holder the opportunity to include in such Registration Statement such number of Registrable Securities as each such Holder may request. Upon the written request of any such Holder made within 5 business days after the receipt of the Company’s notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), the Company shall effect, in the manner set forth in Section 2(d), in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered, provided that: if at any time after giving written notice of its intention to register any securities and prior to the effective date of such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such registration for the same period as the delay in registering such other securities, but, in either such case, without prejudice to the rights of the Holders under Section 2(b);

(ii) If the registration referred to in the first sentence of this Section 2(a) is to be a registration in connection with an underwritten offering on behalf of either the Company or holders of securities (other than Registrable Securities) of the Company (“Other Holders”), and the managing underwriter for such offering advises the Company in writing that, in such firm’s opinion, such offering would be materially and adversely affected by the inclusion therein of Registrable Securities requested to be included therein because such Registrable Securities are not of the same type, class or series as the securities to be offered and sold in such offering on behalf of the Company and/or the Other Holders, the Company may exclude all such Registrable Securities from such offering;

(iii) If the registration referred to in the first sentence of this Section 2(a) is to be a registration in connection with an underwritten primary offering on behalf of the Company, and the managing underwriter for such offering advises the Company in writing that, in such firm’s opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein because the number or principal amount of such Registrable Securities, considered together with the number or principal amount of securities proposed to be offered by the Company, exceeds the aggregate number or principal amount of securities which, in such firm’s opinion, can be sold in such offering without materially and adversely affecting the offering, the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account (“Company Securities”) and (2) second, the number or principal amount of Registrable Securities and securities, if any, requested to be included therein by Other Holders in excess of the number or principal amount of Company Securities which, in the opinion of such underwriter, can be so sold without materially and adversely affecting such offering (allocated pro rata among the Holders and the Other Holders on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Holder and each such Other Holder);

(iv) If the registration referred to in the first sentence of this Section 2(a) is to be a registration in connection with an underwritten secondary offering on behalf of Other Holders made pursuant to demand registration rights granted by the Company to such Other Holders (the “Initiating Holders”), and the managing underwriter for such offering advises the Company in writing that, in such firm’s opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein because the number or principal amount of such Registrable Securities, considered together with the number or principal amount of securities proposed to be offered by the Initiating Holders, exceeds the aggregate number or principal amount of securities which, in such firm’s opinion, can be sold in such offering without materially and adversely affecting the offering, the Company shall include in such registration; (1) first, to the extent the registration rights granted to an Initiating Holder permit it to exclude other securities from its registration on substantially the same basis as that set forth in Section 2(a)(iii) hereof, all securities any such Initiating Holder proposes to sell for its own account, and (2) second, the number or principal amount of additional securities (including Registrable Securities) that such managing underwriter advises can be sold without materially and adversely affecting such offering, allocated pro rata among any Other Holders to which clause (1) does not apply and the Holders on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Holder and each such Other Holder;

(v) The Company shall not be required to effect any registration of Registrable Securities under this Section 2(a) incidental to the registration of any of its securities in connection with stock option or other executive or employee benefit or compensation plans of the Company;

(vi) No registration of Registrable Securities effected under this Section 2(a) shall relieve the Company of its obligation to effect any registration of Registrable Securities required of the Company pursuant to Section 2(b) hereof; and

(vii) The provisions of this Section 2(a) shall not require the Company to include Registrable Securities in any registration statement of the Company that has been filed prior to the date of this Agreement.

(b) Demand Registration. No later than 60 days following January 1, 2004, the Company will file a Registration Statement on Form S-3 with the SEC with respect to the Registrable Securities and will use its commercially reasonable best efforts to cause such Registration Statement to be declared effective by the SEC.

(c) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to subsection 2.1(a) or (b) shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered except to the extent such Selling Expense is specifically attributable to one Holder, in which case it shall be borne by such Holder.

(d) Registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will, upon reasonable request, inform each Holder as to the status of such registration, qualification and compliance. At its expense, the Company will during such time as the Holder holds Registrable Securities:

(i) use its commercially reasonable best efforts to keep such registration, and any qualification or compliance under state securities laws which the Company determines to obtain, effective until at least the first anniversary of the Closing Date or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

(ii) furnish such number of prospectuses and other documents incident thereto as the Holders from time to time may reasonably request;

(iii) use its commercially reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder in such jurisdictions; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.1(d), or (B) subject itself to income taxation in any such jurisdiction;

(iv) notify each Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(v) cause all such Registrable Securities to be listed or quoted on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted;

(vi) appoint a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement; and

(vii) The Company will use its commercially reasonable best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be so reasonably requested and as would permit or facilitate the sale and distribution of all Registrable Securities; provided that the Company shall not be obligated to take any action to effect any such state registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service or is required to qualify in such jurisdiction, as the case may be, and except as may be required by the Securities Act.

The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as “the Registration Period.”

(e) Delay of Registration. The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to subsection 2.1(a) or (b) hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

(f) Indemnification.

(i) To the extent permitted by law, the Company will indemnify each Holder and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, (each an “Indemnitee”), against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnitee for reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in the case of any untrue statement or omission to the extent that such untrue statement or omission is made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Indemnitee and stated to be specifically for use in preparation of such registration statement, prospectus, offering circular or other document; and provided that the Company will not be liable in any such case where the expense, claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities; and, provided, further, that the indemnity with respect to any preliminary prospectus shall not apply to the extent that any such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not sent or given to the Person asserting any such claims, losses, damages or liabilities at or prior to the written confirmation of the sale of the Registrable Securities confirmed to such Person if such current copy of the prospectus would have cured the defect giving rise to such claim, loss, damage or liability.

(ii) To the extent permitted by law, each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, employees, legal counsel and accountants and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any failure by a Holder to comply with the covenants or agreements contained in this Agreement respecting the Registrable Securities and will reimburse the Company, such directors, officers, employees, legal counsel and accountants and such controlling Person for reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that such Holder will only be liable in the case of any untrue statement or omission to the extent that such untrue statement or omission is made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus, offering circular or other document. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

(iii) Each party entitled to indemnification under this subsection 2.1(f) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

(iv) If the indemnification provided for in this subsection 2.1(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(g) Covenants of Holders.

(i) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by subsection 2.1(a) or (b) until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(ii) Each Holder severally agrees for a period of 90 days from the effective date of any registration (other than a registration effected solely to implement an employee benefit plan) of securities of the Company for any underwritten offering in which securities of the Company are sold not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities or any other stock of the Company held by such Holder, other than shares of Registrable Securities included in such registration, without the prior written consent of the Company or the underwriters managing such underwritten offering, as the case may be; provided that this obligation is subject to the condition that all executive officers and directors of the Company shall enter into similar agreements.

(iii) Each Holder agrees to suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by subsection 2.1(a) of (b) during any period, not to exceed in the aggregate 90 days in any 12-month period, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material, undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable. Any such request by the Company shall be held confidential by the Holder.

(iv) Each Holder agrees to notify the Company, at any time when a prospectus relating to the registration statement contemplated by subsection 2.1(a) or (b) is required to be delivered by it under the Securities Act, of the occurrence of any event relating to the Holder which requires the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading relating to the Holder, and each Holder shall promptly make available to the Company the information to enable the Company to prepare any such supplement or amendment. Each Holder also agrees that, upon delivery of any notice by it to the Company of the happening of any event of the kind described in the preceding sentence of this subsection, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until its receipt of the copies of the supplemental or amended prospectus contemplated by this subsection, which the Company shall promptly make available to each Holder and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(v) Each Holder shall promptly furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.1. The Holder will promptly keep the Company informed as to all sales of Registerable Securities made under the Registration Statement and assist the Company in updating such information in the Registration Statement and any prospectus supplement relating thereto.

(vi) Each Holder hereby covenants with the Company (1) not to make any sale of the Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (2) if such Shares are to be sold by any method or in any transaction other than on a national securities exchange, in the over-the-counter market, on the Nasdaq, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five business days prior to the date on which the Purchaser first offers to sell any such Shares.

(vii) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the registration statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the Registrable Securities have been sold in accordance with such registration statement and (B) the requirement of delivering a current prospectus has been satisfied.

(viii) Each Holder agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the registration statement referred to in this Section 2.1. Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(h) Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times; and

(ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act.

(i) Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under subsection 2.1(a) and (b) may be assigned in full by a Holder to an Affiliate of such Holder; provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement and the Purchase Agreement and such transfer is otherwise in compliance with this Agreement and the Purchase Agreement. Except as specifically permitted by this paragraph (i), the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

SECTION 3

MISCELLANEOUS

1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any principles of conflicts of law thereof.

2 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and binding substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

3 Notices. All notices and other communications required or permitted hereunder shall be in writing (or in the form of a telex or telecopy (confirmed in writing) to be given only during the recipient’s normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, messenger, or telex or telecopy (as provided above) addressed (a) if to an Investor, at such address as such Investor shall have furnished to the Company in writing or (b) if to the Company, one copy should be sent to its principal executive offices and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Investors.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if by telex or telecopy pursuant to the above, when received.

4 Facsimile Signatures. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7 Termination. Except as otherwise provided herein, this Agreement shall terminate on the tenth anniversary of the date hereof.

8 Waivers and Amendments. With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities, any provision of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

9 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

10 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

11 Construction. Whenever the context so requires, the singular number includes the plural and vice versa, and a reference to one gender includes the other gender or the neuter.

12 Interpretation. The parties hereto acknowledge and agree that: (i) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement, and (ii) the terms and provisions of this

Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

SYNTROLEUM CORPORATION

By:	/s/ Kenneth L. Agee
Name: Kenneth L. Agee

Title: Chief Executive Officer

INVESTORS:

MICHAEL ZILKHA

/s/ Michael Zilkha
Michael Zilkha

SELIM K. ZILKHA TRUST

By:	/s/ Selim K. Zilkha
Name: Selim K. Zilkha Title: Trustee

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